UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





Date of Report (Date of earliest event reported)              JUNE 23, 2006
                                                          ---------------------


                     ADVANCED ACCESSORY HOLDINGS CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



          DELAWARE                    333-114547                56-2426615
(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
      of Organization)                                       Identification No.)



                           12900 HALL ROAD, SUITE 200
                        STERLING HEIGHTS, MICHIGAN 48313

                         (Address of Principal Executive
                          Offices, including Zip Code)

                                 (586) 997-2900

                         (Registrant's telephone number,
                              including area code)

                                       N/A
  ----------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

          On June 26, 2006, Advanced Accessory Systems, LLC and AAS Capital Corporation (collectively, the "Companies") entered into a First Supplemental Indenture (the "Supplemental Indenture") with BNY Midwest Trust Company, as trustee (the "Trustee"), and certain guarantors party thereto, as contemplated by an Offer to Purchase and Consent Solicitation Statement of the Companies, dated June 5, 2006, as amended, in respect of the tender offer (the "Tender Offer") for any and all of their 10-3/4% senior notes due 2011(the "Notes"), issued by the Companies pursuant to the Indenture, dated May 23, 2003 (the "Indenture"), among the Companies, the Trustee and the guarantors party thereto, and the related consent solicitation (the "Consent Solicitation").

          The Supplemental Indenture is binding, but the amendments contained therein will not become operative until the opening of business on the day on which the Companies accept for payment and purchase the Notes that are tendered in accordance with and subject to the terms of the Tender Offer and Consent Solicitation. If such amendments become operative, then they will be effective as of June 26, 2006.

          The foregoing description of the Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Supplemental Indenture, which is filed as Exhibit 4.1 hereto and incorporated herein by reference.

          A copy of a press release, dated June 23, 2006, announcing, among other things, that the foregoing amendments had been approved by the required holders of the Notes, is attached hereto as Exhibit 99.1 and incorporated herein by reference. A copy of a press release, dated June 26, 2006, announcing, among other things, that the Supplemental Indenture had been executed by the Companies, the Trustee and the guarantors party thereto, is attached hereto as
Exhibit 99.2 and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

     EXHIBIT NO.       Description

           4.1        First Supplemental Indenture, dated June 26, 2006.
          99.1        Press release, dated June 23, 2006.
          99.2        Press release, dated June 26, 2006.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              ADVANCED ACCESSORY HOLDINGS
                                              CORPORATION


Date:  June 26, 2006                     By:  /s/ Ronald Gardhouse
                                              ---------------------------------
                                                  Ronald J. Gardhouse
                                                  Executive Vice President and
                                                  Chief Financial Officer